================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                -----------------


                                   FORM 8-K/A


                                -----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT of 1934


                                  June 10, 2002
                                 Date of Report


                                  T REIT, INC.
             (Exact name of registrant as specified in its charter)


          Virginia                       333-77229              52-2140299
   --------------------------         ---------------       -------------------
  (State or other jurisdiction     (Commission File No.)     (I.R.S. Employer
        of incorporation)                                   Identification No.)


                              1551 N. Tustin Avenue
                                    Suite 650
                           Santa Ana, California 92705
                    (Address of principal executive offices)



                                 (877) 888-7348
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)
================================================================================

We filed a Form 8-K dated April 9, 2002 with regard to the acquisition of an ownership interest in Pacific Corporate Park in Lake Forest, California without the required financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On March 25, 2002, T REIT, Inc. (the "Company") invested approximately $2,200,000 cash to acquire a 38% membership interest in NNN Pacific Corporate Park 1, LLC ("PCP-LLC") a Virginia limited liability company and an affiliate of Triple Net Properties, LLC, the Company's advisor (the "Advisor"). PCP-LLC is a special purpose entity created for the sole purpose of purchasing an interest in Pacific Corporate Park (the "Property") which is an office park consisting of six Class A office buildings in Lake Forest, California. PCP-LLC simultaneously purchased a 60% undivided tenant in common interest in the Property. The seller was DT Partners Three Limited Partnership, an unaffiliated party. The remaining undivided tenant-in-common interest was purchased by NNN Pacific Corporate Park VF, LLC, an affiliate of the Advisor. The total purchase price of the Property was approximately $23,728,000. The purchase was financed by CIBC, Inc. which provided a $15,500,000 first mortgage bridge loan at an interest rate of 3.25% over the London Interbank Offered Rate ("LIBOR"), with interest-only payments for two years and two six-month extensions at the borrowers' election upon payment of a 0.25% fee upon each extension. The borrowers locked the initial interest rate for 60 days at a spread of 3.25% over 60-day LIBOR (1.95% at March 25, 2002). After the initial 60-day rate lock period, the borrowers may elect to lock the rate for periods ranging from one to six months at a spread of 3.25% over the applicable LIBOR. PCP-LLC's proportionate share of the purchase price was approximately $14,237,000 consisting of approximately $4,937,000 in cash and $9,300,000 in debt. PCP-LLC is jointly and severally liable with the other tenants in common for the total debt of $15,500,000.

The Property consists of six two-story Class A suburban office buildings built in 2000 containing a combined area of approximately 167,000 rentable square feet on an 11.7 acre site. The Property features onsite parking with 4 spaces per 1,000 square feet. The property is located at 25341-25391 Commercentre Drive, adjacent to Interstate Highway 5 (I-5), California's main Interstate connecting San Diego, Los Angeles and San Francisco, and the local Route 133 Freeway and Route 241 Toll Road. As of March 15, 2002, the Property was approximately 94% occupied with 14 tenants. Tenants are predominantly high-tech companies and all leases are "triple net" with tenants responsible for all expenses. Major tenants include Bank One, Open Bid Exchange, Computer Education Institute and Freedom Communications Interactive. Triple Net Properties Realty, Inc., an affiliate of the Advisor, was paid a real estate commission of $580,000 by the seller of the Property. Triple Net Properties Realty, Inc. also has been retained to manage the Property for a property management fee equal to 5% of the gross income of the Property in addition to compensation for property-level services, including leasing fees, loan origination and servicing fees and property tax reduction fees.

Pursuant to the Operating Agreement of PCP-LLC, the Company is responsible for paying its proportionate share of certain fees and expenses of PCP-LLC because of its status as a member of PCP-LLC. The Advisor has agreed to reimburse the Company for such fees and expenses to the extent that they exceed the amounts the Company would have otherwise incurred had it purchased an interest in the Property directly.

The Company does not anticipate any significant repairs and improvements to the Property over the next few year. An environmental assessment completed in February 2002 found no hazardous conditions on the Property. The real estate tax rate for the year ended December 31, 2001 was approximately 1.1%.

After reasonable inquiry, we are not aware of any material factors relating to PCP-LLC, other than those discussed above, that would cause the reported financial information in this filing not to be necessarily indicative of future operating results.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b) Financial Statements

                        Index to the Financial Statements

Pacific Corporate Park:


Independent Auditors' Report....................................................  5

Historical Statements of Revenues and Direct Operating Expenses
         For the Year Ended December 31, 2001
         And for the Unaudited Three-Month Periods
         Ended March 31, 2002 and 2001........................................... 6

Notes to Historical Statements of Revenues
         And Direct Operating Expenses
         For the Year Ended December 31, 2001
         And for the Unaudited Three-Month Periods
         Ended March 31, 2002 and 2001..........................................  7

T REIT, Inc.:

Unaudited Pro Forma Condensed Combined Consolidated Balance
         Sheet as of December 31, 2001..........................................  9

Unaudited Pro Forma Condensed Combined Consolidated Statement
         of Operations For the Three Months
         Ended March 31, 2002................................................... 10

Unaudited Pro Forma Condensed Combined Consolidated Statement
         of Operations For the Year Ended December 31, 2001..................... 12

Notes to Unaudited Pro Forma Condensed Combined Consolidated
         Financial Statements For the Three Months Ended
         March 31, 2002 and for the Year Ended December 31, 2001................ 14

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of T REIT, Inc.:

We have audited the accompanying historical statement of revenues and direct operating expenses (the "historical statement") of Pacific Corporate Park (the "Property") for the year ended December 31, 2001. This historical statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the December 31, 2001 historical statement presents fairly, in all material respects, the revenues and direct operating expenses, as described in Note 1, of the Property for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

The accompanying historical statements of revenues and direct operating expenses for the three-month periods ended March 31, 2002 and 2001 were not audited by us and, accordingly, we express no opinion or any other form of assurance on them.


/s/ Squar, Milner, Reehl & Williamson, LLP

June 10, 2002
Newport Beach, California

                             PACIFIC CORPORATE PARK
                        HISTORICAL STATEMENTS OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                      For the Year Ended December 31, 2001
    And for the Unaudited Three-Month Periods Ended March 31, 2002 and 2001


                                    For the Three Months Ended     For the Year
                                       March 31 (unaudited)           Ended
                                    ---------------------------
                                                                   December 31,
                                       2002            2001            2001
                                    -------------   -----------   --------------

REVENUES

   Rental income                    $     782,887   $    445,372  $    2,028,309
   Tenant reimbursements                  302,438        211,934         908,731
                                    -------------   ------------  --------------
                                        1,085,325        657,306       2,937,040


DIRECT OPERATING EXPENSES

   Rental expenses                        167,498        122,180         594,166
   Property taxes and assessments          61,299         60,450         241,800
   Insurance                                4,951          3,269          16,227
   General and administrative               1,836            510           4,404
                                    -------------   ------------  --------------
                                          235,584        186,409         856,597
                                    -------------   ------------  --------------



EXCESS OF REVENUES OVER
    DIRECT OPERATING EXPENSES       $     849,741   $    470,897  $    2,080,443
                                    =============   ============  ==============


The accompanying notes are an integral part of these historical statements of revenues and direct operating expenses.

                             PACIFIC CORPORATE PARK
                   NOTES TO HISTORICAL STATEMENTS OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                      For the Year Ended December 31, 2001
     And for the Unaudited Three-Month Periods Ended March 31, 2002 and 2001

NOTE 1 - Basis of Presentation

The historical statements of revenues and direct operating expenses (the "historical statement") reflect the operations of Pacific Corporate Park (the "Property"). On March 25, 2002, T REIT, Inc. (the "Company") purchased a 38% membership interest in NNN Pacific Corporate Park 1, LLC ("PCP"), an affiliate Triple Net Properties, LLC (the "Advisor"). PCP simultaneously acquired a 60% undivided tenant in common interest in the Property from an unaffiliated third party. The Property is located in Lake Forest, California.

The accompanying historical statements reflect the operating revenues and expenses of the entire Property. Because PCP does not control the Property, it will account for its interest using the equity method of accounting. Additionally, the Company will also account for its investment in PCP as an investment in unconsolidated real estate using the equity method of accounting.

The accompanying historical statements of revenues and direct operating expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Revenues and direct operating expenses are presented on the accrual basis of accounting. Rental income is recognized on a straight-line basis over the related lease term.

Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of the Property have been excluded from the accompanying historical statements. The excluded revenues consist primarily of nonoperating revenue related to the Property. The excluded expenses consist primarily of interest, management fees, depreciation and amortization of the Property. Consequently, the excess of revenues over direct operating expenses as presented is not intended to be either a complete presentation of the Property's historical revenues and expenses or comparable to the proposed future operations of the Property.

The Property consists of six two-story Class A suburban office buildings, with approximately 167,000 rentable square feet. As of December 31, 2001, 14 tenants occupied 94% of the Property's total rentable square footage.

In the opinion of management, all adjustments considered necessary for a fair presentation of the historical statements of revenues and direct operating expenses for the unaudited three-month periods ended March 31, 2002 and 2001 have been included, and all such adjustments are of a normal recurring nature. The excess of revenues over direct operating expenses for the unaudited three-month period ended March 31, 2002 is not necessarily indicative of the results of operations that can be expected for the year ending December 31, 2002.

                             PACIFIC CORPORATE PARK
                   NOTES TO HISTORICAL STATEMENTS OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                      For the Year Ended December 31, 2001
     And for the Unaudited Three-Month Periods Ended March 31, 2002 and 2001

 NOTE 2 - Risks and Uncertainties

The real estate industry is cyclical, being dependent in part on the status of local, regional, and national economies. As such, future revenues and expenses achieved by the Property's management could materially differ from historical results. If any major tenants were to default, future revenues of the Property could be severely impacted.

As of and for the year ended December 31, 2001, Open Bid Exchange Corporation occupied approximately 16% of the Property's total square footage and its annualized rental income of approximately $386,000 represented approximately 16% of the Property's annual rental income. Freedom Communications Interactive occupied approximately 11% of the Property's total square footage and its annualized rental income of approximately $254,000 represented approximately 11% of the Property's annual rental income. Computer Education Institute occupied approximately 15% of the Property's total square footage and its annual rental income of approximately $401,000 represented approximately 17% of the Property's annual rental income.

NOTE 3 - Future Minimum Rental Income

The Property is leased to tenants under operating leases with five year terms with scheduled rent increases. Generally, the leases grant tenants renewal options. Leases also provide for additional rents based on certain operating expenses. Approximate future minimum rents to be received from noncancelable operating leases, excluding tenant reimbursements, for each of the next five years ending December 31 and thereafter, are summarized as follows:

                       Year                 Rent
                 ---------------      --------------
                 2002                 $    2,509,000
                 2003                 $    2,509,000
                 2004                 $    2,366,000
                 2005                 $    1,491,000
                 2006                 $      539,000
                 Thereafter           $      830,000

                                  T REIT, Inc.
    Unaudited Pro Forma Condensed Combined Consolidated Financial Statements
                      March 31, 2002 and December 31, 2001


Introduction

On March 25, 2002, T REIT, Inc. (the "Company") acquired a 38% membership interest in NNN Pacific Corporate Park 1, LLC ("PCP-LLC"), an affiliate of Triple Net Properties, LLC, the Company's advisor (the "Advisor"). The Company's cash investment in PCP-LLC approximated $2,200,000. PCP-LLC simultaneously purchased a 60% undivided tenant in common interest in Pacific Corporate Park (the "Property"), an office park consisting of six Class A office buildings in Lake Forest, California containing a combined area of approximately 167,000 rentable square feet on an 11.7 acre site. The seller was United States Fidelity and Guaranty Company, an unaffiliated party. The remaining undivided tenant in common interest was purchased by NNN Pacific Corporate Park VF, LLC, an affiliate of the Advisor. The total purchase price of Pacific Corporate Park was approximately $23,728,000. PCP-LLC's proportionate share of the purchase price was $14,237,000 consisting of approximately $4,937,000 in cash and $9,300,000 in debt. PCP-LLC is jointly and severally liable with the other tenant in common for the total debt of $15,500,000.

The following unaudited pro forma condensed combined consolidated financial statements (hereinafter collectively referred to as "the pro forma financial statements") are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the Property been acquired by the Company as of the dates set forth below. The pro forma financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with the historical financial statements of the Company and the Property, including the notes thereto, incorporated herein by reference or included herein. The Company's historical consolidated financial statements incorporated herein by reference are (a) the audited financial statements as of December 31, 2001 included in the related Form 10K filed with the Securities and Exchange Commission on April 1, 2002, and (b) the unaudited statement of operations for the three months ended March 31, 2002 included in the related Form 10Q filed with the Securities and Exchange Commission on May 20, 2002.

The accompanying unaudited pro forma condensed combined consolidated balance sheet as of December 31, 2001 gives effect to the acquisition of the Property as if the purchase occurred on December 31, 2001.

The accompanying unaudited pro forma condensed combined consolidated statement of operations for the three months ended March 31, 2002 gives effect to the acquisition of the Property as if the purchase occurred on January 1, 2002.

The accompanying unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2001 gives effect to the acquisition of the Property as if the purchase occurred on January 1, 2001.

                                  T REIT, Inc.
    Unaudited Pro Forma Condensed Combined Consolidated Financial Statements
                      March 31, 2002 and December 31, 2001

The accompanying pro forma financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

                                  T REIT, INC.
        Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet
                                December 31, 2001

                                                     HISTORICAL        PRO FORMA          PRO FORMA
                                                    T REIT, INC.      ADJUSTMENTS          COMBINED
                                                    ------------     ------------        ------------
                    Assets

Real estate operating properties
      Land                                          $  8,926,043     $          -        $  8,926,043
      Buildings                                       26,951,837                -          26,951,837
      Investment in unconsolidated real estate         1,878,037        2,200,000  (A)      4,078,037
                                                    ------------     ------------        ------------
                                                      37,755,917        2,200,000          39,955,917
      Less accumulated depreciation
         and amortization                               (594,381)               -            (594,381)
                                                    ------------     ------------        ------------
                                                      37,161,536        2,200,000          39,361,536

Cash and cash equivalents                              3,647,159       (2,200,000) (A)      1,447,159
Real estate deposits                                     631,500                -             631,500
Accounts receivable                                      293,163                -             293,163
Account receivable from related parties                  627,000                -             627,000
Other Assets, net                                        698,420                -             698,420
Note receivable                                          595,000                -             595,000
Notes receivable from related parties                  1,787,579                -           1,787,579
                                                    ------------     ------------        ------------
                                                    $ 45,441,357     $          -        $ 45,441,357
                                                    ============     ============        ============
      Liabilities and Shareholders' Equity

Accounts payable and accrued liabilities            $    748,317     $          -        $    748,317
Security deposits and prepaid rent                       190,156                -             190,156
Notes payable                                         24,737,461                -          24,737,461
                                                    ------------     ------------        ------------
                                                      25,675,934                -          25,675,934
Shareholders' Equity
Common Stock, $0.01 par value; 10,000,000
      shares authorized; 2,470,487 shares issued
      and outstanding at December 31, 2001                24,705                -              24,705
Additional paid-in capital                            20,305,132                -          20,305,132
Accumulated deficit                                     (564,414)               -            (564,414)
                                                    ------------     ------------        ------------
                                                      19,765,423                -          19,765,423
                                                    ------------     ------------        ------------
                                                    $ 45,441,357     $          -        $ 45,441,357
                                                    ============     ============        ============

The accompanying notes are an integral part of these pro forma financial statements.

                                  T REIT, INC.
   Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations
                    For the Three Months Ended March 31, 2002

                                              HISTORICAL        PRO FORMA         PRO FORMA
                                             T REIT, INC.      ADJUSTMENTS        COMBINED
                                            --------------   ---------------     -----------
Revenues
Rental Income                                $ 1,295,476      $       -          $ 1,295,476
Interest Income                                  111,090         (9,000)(B)          102,090
                                             -----------      ---------          -----------
                                               1,406,566         (9,000)           1,397,566

Expenses
Rental Expenses                                  337,436              -              337,436
General and Administrative                       137,851              -              137,851
Depreciation and Amortization                    229,589              -              229,589
Interest                                         424,999              -              424,999
                                             -----------      ---------          -----------
                                               1,129,875              -            1,129,875

Equity in earnings of unconsolidated
real estate operating peoperties                  54,133        105,581(C)           159,714
                                             -----------      ---------          -----------
Net income                                   $   330,824      $  96,581          $   427,405
                                             ===========      =========          ===========


The accompanying notes are an integral part of these pro forma financial statements.

                                  T REIT, INC.
   Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations
                      For the Year Ended December 31, 2001

                                       HISTORICAL     PRO FORMA      PRO FORMA
                                      T REIT, INC.   ADJUSTMENTS      COMBINED
                                      ------------   -----------     ----------

Revenues
Rental Income                         $ 3,934,690   $         -      $3,934,690
Interest Income                           208,092       (35,000)(B)     173,092
                                      -----------   -----------      ----------
                                        4,142,782       (35,000)      4,107,782
Expenses
Rental Expenses                         1,125,047             -       1,125,047
General and Administrative                636,543             -         636,543
Depreciation and Amortization             611,765             -         611,765
Interest                                2,117,069             -       2,117,069
                                      -----------   -----------      ----------
                                        4,490,424             -       4,490,424

Loss on Sale of Real Estate
Operating Properties                      177,948             -         177,948

Equity in earnings of unconsolidated
real estate operating properties           61,958       121,321 (C)     183,279
                                      -----------   -----------      ----------
Net (loss) income                     $  (463,632)  $    86,321      $ (377,311)
                                      ===========   ===========      ==========


The accompanying notes are an integral part of these pro forma financial statements.

                                  T REIT, INC.
     Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial
                                   Statements
                      March 31, 2002 and December 31, 2001

                              Basis of Presentation

The unaudited pro forma condensed combined consolidated balance sheet as of December 31, 2001 gives effect to the acquisition of the Property as if the purchase had occurred on December 31, 2001. The unaudited pro forma condensed combined consolidated statement of operations for the three months ended March 31, 2002, gives effect to the acquisition of the Property as if the purchase had occurred on January 1, 2002. The unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2001, gives effect to the acquisition of the Property as if the purchase had occurred on January 1, 2001.

The unaudited pro forma condensed combined consolidated financial statements have been adjusted as discussed in the notes below:

     (A) The Company acquired a 38% membership interest in PCP-LLC for cash in the amount of $2,200,000. Because the Company does not control PCP-LLC, it accounts for its 38% interest as an investment in unconsolidated real estate using the equity method of accounting in the Company's consolidated financial statements.
     (B) The adjustment reflects the decrease in interest income resulting from the use of $2,200,000 in cash.
     (C) The adjustment reflects the Company's equity in earnings of PCP-LLC, and is computed as follows:

                                  T REIT, INC.
     Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial
                                   Statements
                      March 31, 2002 and December 31, 2001

                                    PCP-LLC
              Unaudited Pro Forma Condensed Statement of Operations
                    For the Three Months Ended March 31, 2002


                                          Pacific
                                      Corporate Park                   Pro Forma
                                        Building at      Pro Forma     Equity in
                                            60%         Adjustments     Earnings
                                      --------------    -----------    ---------
Revenues
Rental Income                            $ 469,732     $       -       $ 469,732
Tenant Reimbursement                       181,463         3,000 (1)     184,463
Interest Income                                  -             -               -
                                         ---------     ---------       ---------
                                           651,195         3,000         654,195
Expenses
Rental Expenses                            100,499             -         100,499
Property taxes and assessments              36,779         3,000 (1)      39,779
Insurance                                    2,971             -           2,971
General and Administrative                   1,102             -           1,102
Interest                                         -       121,000 (2)     121,000
Management Fees                                  -        33,000 (3)      33,000
Depreciation                                     -        78,000 (4)      78,000
                                         ---------     ---------       ---------
                                           141,351       235,000         376,351
Equity in earnings of                                                  ---------
unconsolidated real estate
operating property                               -             -       $ 277,844
                                         ---------     ---------       ---------
Net (loss) income                        $ 509,844     $(232,000)
                                         =========     =========

                                                                       ---------
T REIT, Inc. equity in earnings (38%)                                  $ 105,581
                                                                       =========

                                  T REIT, INC.
     Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial
                                   Statements
                      March 31, 2002 and December 31, 2001

                                     PCP-LLC
              Unaudited Pro Forma Condensed Statement of Operations
                      For the Year Ended December 31, 2001

                                         Pacific
                                      Corporate Park                  Pro Forma
                                        Building at    Pro Forma      Equity in
                                            60%       Adjustments      Earnings
                                       ------------   -----------    -----------
Revenues
Rental Income                           $ 1,216,985   $       -      $ 1,216,985
Tenant Reimbursements                       545,239      14,000 (1)      559,239
Interest Income                                   -           -                -
                                        -----------   ---------      -----------
                                          1,762,224      14,000        1,776,224
Expenses
Rental Expenses                             356,500           -          356,500
Property taxes and assessments              145,080      14,000 (1)      159,080
Insurance                                     9,736           -            9,736
General and Administrative                    2,642           -            2,642
Interest                                          -     530,000 (2)      530,000
Management Fees                                   -      89,000 (3)       89,000
Depreciation                                      -     310,000 (4)      310,000
                                        -----------   ---------      -----------
                                            513,958     943,000        1,456,958
Equity in earnings of
                                                                     -----------
unconsolidated real estate operating
 property                                         -           -          319,266
                                        -----------   ---------      -----------
Net (loss) income                       $ 1,248,266   $(929,000)
                                        ===========   =========

                                                                     -----------
T REIT, Inc. equity in earnings (38%)                                $   121,321
                                                                     ===========

                                  T REIT, INC.
     Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial
                                   Statements
                      March 31, 2002 and December 31, 2001

                Notes to PPC-LLC'S Unaudited Pro Forma Condensed
                            Statements of Operations
                      March 31, 2002 and December 31, 2001

The pro forma adjustments described below have been computed based on 60% of the total amounts to conform with PPC-LLC's equity interest in the property.

(1) Reflects the estimated increase in property taxes and related tenant reimbursements for such taxes resulting from a reassessment of property value on the acquisition date.

(2) Reflects the interest expense at 3.25% above the LIBOR on $15,500,000 of debt incurred to purchase the Property. LIBOR approximated 3% and 3.3% for the quarter ended March 31, 2002 and for the year ended December 31, 2001, respectively.

(3) Reflects the management fees to be paid to an affiliate of the Company at a rate of 5% of total income.

(4) Depreciation on the building on a straight line basis over the estimated useful life of 39 years based on preliminary purchase price allocation.

(c)  Exhibits

10.1 Purchase and Sale Agreement dated September 2001, by and between Triple Net Properties, LLC and DT Partners Three Limited Partnership, a Texas limited Partnership.

10.2 Operating Agreement of NNN Pacific Corporate Park 1, LLC dated effective March 11, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    T REIT, INC.


Date:  June 10, 2002                       By:      /s/ Anthony W. Thompson
                                                    ---------------------------
                                                             Anthony W. Thompson
                                           President and Chief Executive Officer